SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): July 17, 2000


                             TRANSTAR HOLDINGS, L.P.
                          TRANSTAR CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)

DELAWARE                           033-73270                      13-3486874
DELAWARE                          033-73270-1                     13-3745313

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(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


                                 345 PARK AVENUE
                               NEW YORK, NY 10154
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            (Address and zip code of principal executive offices)

                                 (212) 935-2626
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

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


Item 5.   Other Events.

          Thomas W. Sterling has been elected president and chief executive officer of Transtar, Inc., a wholly owned subsidiary of Transtar Holdings, L.P. Prior to such election, Sterling was vice president-employee relations for the U.S. Steel Group of USX Corporation. The appointment is effective August 1. Sterling succeeds Robert S. Rosati, who is retiring.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)      Financial Statements

                   None.

          (b)      Pro Forma Financial Information

                   None.

          (c)      Exhibits

                   99.1     Press Release dated July 17, 2000.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 24, 2000


                                              TRANSTAR HOLDINGS, L.P.


                                              By Blackstone Transportation
                                                 Company, Inc.


                                              By:/s/ James J. Mossman
                                                 -------------------------------
                                                 Name:  James J. Mossman
                                                 Title: President



                                              TRANSTAR CAPITAL CORPORATION


                                             By:/s/ James J. Mossman
                                                 -------------------------------
                                                 Name:  James J. Mossman
                                                 Title: President